SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        INDUSTRIAL RUBBER PRODUCTS, INC.
             (Exact name of Registrant as Specified in Its Charter)

           Minnesota                      41-1550505
    (State of Incorporation) (IRS Employer Identification Number)

                              3804 East 13th Avenue
                            Hibbing, Minnesota 55746

         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

         Securities Act registration statement file number to which this form relates: 333-46643.

         Securities to be registered pursuant to Section 12(b) of the Act:

                                      None.

         Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $.001 par value


                                Page 1 of 4 Pages

Item 1.  Description of Registrant's Securities to be Registered.

         The information called for by this Item 1 is incorporated herein by reference to the section entitled "Description of Securities" in the Prospectus portion of the Registrant's Form SB-2 Registration Statement, Reg. No. 333-46643.

Item 2.  Exhibits.

         See Exhibit Index on page following Signatures.

                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                     INDUSTRIAL RUBBER PRODUCTS, INC.

Date: April 16, 1998                 By: __/s/__Daniel O. Burkes_________
                                           Daniel O. Burkes
                                           President/Principal Executive Officer


                                Page 2 of 4 Pages

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                  EXHIBIT INDEX
                                       TO
                                    FORM 8-A
                                       OF
                        INDUSTRIAL RUBBER PRODUCTS, INC.

Exhibit
Number            Description

Exhibit 1 Registrant's Restated Articles of Incorporation -- incorporated by reference to Exhibit 3.1 to the Registrant's Form SB-2 Registration Statement, Reg. No. 333-46643.

Exhibit 2 The Registrant's Restated Bylaws -- incorporated by reference to Exhibit 3.2 to the Registrant's Form SB-2 Registration Statement, Reg. No. 333-46643.

Exhibit 3 The Registrant's Specimen Stock Certificate -- incorporated by reference to Exhibit 4.1 to the Registrant's Form SB-2 Registration Statement, Reg. No. 333-46643.

Exhibit 4         Employment Agreement between the Registrant and Daniel O.
                  Burkes -- incorporated by reference to Exhibit 10.1 to the Registrant's Form SB-2 Registration Statement, Reg. No. 333-46643.

Exhibit 5 Management Contract between the Registrant and Nelson Roofing, Inc. - - incorporated by reference to Exhibit 10.2 to the Registrant's Form SB-2 Registration Statement, Reg. No. 333-46643.

Exhibit 6 Real Estate Lease between the Registrant and Freeport Center Associates, as amended -- incorporated by reference to Exhibit
                  10.3 to the Registrant's Form SB-2 Registration Statement, Reg. No. 333-46643.

Exhibit 7 Labor Agreement between the Registrant and United Steelworkers of America -- incorporated by reference to Exhibit 10.4 to the Registrant's Form SB-2 Registration Statement, Reg. No. 333-46643.


                                Page 3 of 4 Pages

Exhibit 8 Stock Option Plan, including specimen Stock Option Agreement -- incorporated by reference to Exhibit 10.5 to the Registrant's Form SB-2 Registration Statement, Reg. No. 333-46643.

Exhibit 9 Restated Term Loan and Credit Agreement with Norwest Bank Minnesota North, National Association -- incorporated by reference to Exhibit 10.6 to the Registrant's Form SB-2 Registration Statement, Reg. No. 333- 46643.

Exhibit 10 Waiver Letter from Norwest Bank dated February 13, 1998 -- incorporated by reference to Exhibit 10.7 to the Registrant's Form SB-2 Registration Statement, Reg. No. 333-46643.


                                Page 4 of 4 Pages